Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT dated as of July 17, 2013 (this “Agreement”) among TGP SL SPV, LLC, as Borrower (the “Borrower”), the LENDERS from time to time party thereto (the “Lenders”), NATIXIS, NEW YORK BRANCH (“Natixis”), as facility agent for the Secured Parties (as defined in the Credit Agreement described below) (in such capacity, together with its successors and assigns, the “Facility Agent”) and STATE STREET BANK AND TRUST, as successor collateral agent for the Secured Parties (as defined in the Credit Agreement described below) (in such capacity, together with its successors and assigns, the “Collateral Agent”) under the Credit Agreement referred to below.

The Borrower, the Lenders party thereto, the Facility Agent and the Collateral Agent are parties to a Revolving Credit and Security Agreement dated as of May 8, 2012 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”).

The Borrower and the Facility Agent on behalf of the Required Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein. This Agreement shall constitute a Facility Document for all purposes of the Credit Agreement and the other Facility Documents.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Schedules. Schedule 8 to the Credit Agreement is hereby amended and restated in its entirety by substituting Schedule 8 attached hereto as Exhibit A.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Secured Parties, that (a) the representations and warranties set forth in Article IV (as hereby amended) of the Credit Agreement, and in each of the other Facility Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been incorrect in any material respect when made and such breach continues for a period of thirty days after the earlier of (x) written notice to the Borrower (which may be by e-mail) by either Agent or the Investment Manager, in each case specifying such breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Credit Agreement and (y) actual knowledge of the Borrower), and (b) no Default or Event of Default has occurred and is continuing.

Amendment No. 1

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

(a) Execution. The Facility Agent shall have received counterparts of this Agreement executed by the Borrower and the Facility Agent on behalf of the Required Lenders.

(b) Fees. The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Facility Agent (including reasonable and documented fees and expenses of counsel to the Facility Agent) incurred in connection with this Agreement.

(c) Rating Confirmation. A Rating Confirmation shall have been obtained in respect of this Agreement.

Section 5. Confirmation of Security. The Borrower (a) confirms its obligations under the Credit Agreement and the other Facility Documents and (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Credit Agreement and any other Facility Documents. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect, and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Section 7.01 of the Credit Agreement.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow.]

Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

TPG SL SPV, LLC,
as Borrower

By:
Name:
Title:

Amendment No. 1

FACILITY AGENT

NATIXIS, NEW YORK BRANCH, as Facility Agent on behalf of the Required Lenders

By:
Name:
Title:

By:
Name:
Title:

Amendment No. 1

Exhibit A

Schedule 8

Matrix

[See Attached.]

Amendment No. 1

SCHEDULE 8

Matrix

Applicable Row Level	Row Advance Rate	Row Diversity Score	Row Spread Level	Row DBRS Average Risk Score	Row Minimum OC Level
1	37.50%	6	4.500%	49.7747	213.33%
2	45.00%	10	4.500%	44.4116	177.78%
3	45.00%	10	5.375%	44.7739	177.78%
4	45.00%	10	6.375%	45.1363	177.78%
5	45.00%	12	4.500%	46.5858	177.78%
6	45.00%	12	5.375%	47.3105	177.78%
7	45.00%	12	6.375%	48.0353	177.78%
8	45.00%	12	7.375%	48.7600	177.78%
9	45.00%	12	8.375%	49.4848	177.78%
10	45.00%	14	4.500%	48.7600	177.78%
11	45.00%	14	5.375%	49.4848	177.78%
12	45.00%	14	6.375%	50.1348	177.78%
13	45.00%	14	7.375%	50.7350	177.78%
14	45.00%	14	8.375%	51.3352	177.78%
15	45.00%	16	4.500%	53.1358	177.78%
16	45.00%	16	5.375%	53.7360	177.78%
17	45.00%	16	6.375%	54.3362	177.78%
18	45.00%	16	7.375%	54.9364	177.78%
19	45.00%	16	8.375%	55.5365	177.78%
20	45.00%	18	4.500%	55.2365	177.78%
21	45.00%	18	5.375%	55.8367	177.78%
22	45.00%	18	6.375%	56.4369	177.78%
23	45.00%	18	7.375%	57.0371	177.78%
24	45.00%	18	8.375%	57.6372	177.78%
25	45.00%	20	4.500%	57.3371	177.78%
26	45.00%	20	5.375%	57.9373	177.78%
27	45.00%	20	6.375%	58.5375	177.78%
28	45.00%	20	7.375%	59.1377	177.78%
29	45.00%	20	8.375%	59.7379	177.78%
30	50.00%	16	4.500%	41.5126	160.00%
31	50.00%	16	5.375%	42.2373	160.00%
32	50.00%	16	6.375%	42.9621	160.00%
33	50.00%	16	7.375%	43.6868	160.00%
34	50.00%	16	8.375%	44.4116	160.00%

Amendment No. 1

Applicable Row Level	Row Advance Rate	Row Diversity Score	Row Spread Level	Row DBRS Average Risk Score	Row Minimum OC Level
35	50.00%	18	4.500%	42.9621	160.00%
36	50.00%	18	5.375%	43.6868	160.00%
37	50.00%	18	6.375%	44.4116	160.00%
38	50.00%	18	7.375%	45.1363	160.00%
39	50.00%	18	8.375%	45.8611	160.00%
40	50.00%	20	4.500%	44.4116	160.00%
41	50.00%	20	5.375%	45.1363	160.00%
42	50.00%	20	6.375%	45.8610	160.00%
43	50.00%	20	7.375%	46.5858	160.00%
44	50.00%	20	8.375%	47.3105	160.00%
45	60.00%	16	4.500%	24.0057	133.33%
46	60.00%	16	5.375%	24.5694	133.33%
47	60.00%	16	6.375%	25.1331	133.33%
48	60.00%	16	7.375%	25.6968	133.33%
49	60.00%	16	8.375%	26.2605	133.33%
50	60.00%	18	4.500%	24.8513	133.33%
51	60.00%	18	5.375%	25.4150	133.33%
52	60.00%	18	6.375%	25.9787	133.33%
53	60.00%	18	7.375%	26.5424	133.33%
54	60.00%	18	8.375%	27.1061	133.33%
55	60.00%	20	4.500%	25.6968	133.33%
56	60.00%	20	5.375%	26.2605	133.33%
57	60.00%	20	6.375%	26.8242	133.33%
58	60.00%	20	7.375%	27.3879	133.33%
59	60.00%	20	8.375%	27.9517	133.33%

Amendment No. 1